Quarterly Financial Summary

Q2 2016

A Leading Provider of Technology and Infrastructure for the Energy Industry

This summary document is designed to be read in conjunction with Chicago Bridge & Iron Company N.V.’s ("CB&I" or the "Company") Form 10-K and Form 10-Q filings.  Please see those documents for additional details and important disclosures relating to the financial data in this Quarterly Financial Summary.

Note:  All amounts are in millions of USD except per share and percentage data or as indicated (as values are rounded to the millions of USD, columns and rows may not foot). As previously reported, certain amounts for 2015 and 2014 have been adjusted to exclude the results of the Company’s nuclear construction business sold on December 31, 2015, the 2015 results have been adjusted to exclude the charges related to the disposition of those operations, and the 2014 results have been adjusted to exclude integration related costs. The 2015 and 2014 adjusted figures are non-GAAP financial measures which we believe provide users a better indication of comparability with the Company’s ongoing operations. Please see the "Reconciliation of Non-GAAP Supplemental Information to GAAP Information" tables at the end of this document.

CB&I Quarterly Financial Summary Q2 2016
Consolidated Highlights - Adjusted as indicated below

	2016		2015					2014
	Q2	Q1	FY	Q4	Q3	Q2	Q1	FY

New Awards (1)	$1,759	$1,197	$12,466	$3,254	$3,916	$2,270	$3,026	$14,833

Backlog (1)	$19,636	$21,163	$22,644	$22,644	$22,143	$21,229	$21,740	$21,609

Revenue (1)	$2,696	$2,668	$10,868	$2,769	$2,819	$2,643	$2,637	$11,134

Gross Profit	$295	$288	—	—	—	—	—	—
% of Revenue	10.9%	10.8%	—	—	—	—	—	—

Selling & Administrative Expense	$83	$93	—	—	—	—	—	—
% of Revenue	3.1%	3.5%	—	—	—	—	—	—

Equity Earnings	$2	$4	$16	$10	$1	$—	$4	$25

Income from Operations (1)	$202	$188	$866	$227	$225	$212	$201	$870
% of Revenue (1)	7.5%	7.0%	8.0%	8.2%	8.0%	8.0%	7.6%	7.8%

Income Tax Rate	26.0%	27.1%	—	—	—	—	—	—

Net Income Attributable to Noncontrolling Interests	$9	$13	$74	$19	$15	$16	$25	$93

Net Income Attributable to CB&I (1)	$124	$107	$499	$133	$136	$126	$104	$476
% of Revenue (1)	4.6%	4.0%	4.6%	4.8%	4.8%	4.8%	4.0%	4.3%

EPS (Diluted) (1)	$1.17	$1.01	$4.64	$1.26	$1.28	$1.15	$0.96	$4.36

Shares Outstanding (Diluted) (1)	106.1	105.8	107.7	105.9	106.3	109.5	109.3	109.1

Other Information
Cash and Cash Equivalents	$603	$641	$550	$550	$424	$355	$347	$351
Total Debt	$2,338	$2,473	$2,593	$2,593	$2,519	$2,214	$2,274	$1,835
Cash Flows from Operating Activities (1)	$177	$142	$1,077	$370	$327	$366	$14	$1,302
Leverage Ratio (2)	2.27	2.21	2.15	2.15	2.08	1.83	1.93	1.65

(1)	Amounts for 2015 and 2014 have been adjusted to exclude the results of the Company’s nuclear construction business sold on December 31, 2015, the 2015 results have been adjusted to exclude the charges related to the disposition of those operations, and the 2014 results have been adjusted to exclude integration related costs.

(2)	As defined, per CB&I debt covenant agreements.

CB&I Quarterly Financial Summary Q2 2016
Operating Group Highlights -- Revenue and Income from Operations, Adjusted as indicated below

	2016		2015					2014
	Q2	Q1	FY	Q4	Q3	Q2	Q1	FY
Revenue
Engineering & Construction (1)	$1,543	$1,516	$5,637	$1,511	$1,444	$1,352	$1,330	$5,782
Fabrication Services	527	518	2,443	553	640	611	638	2,739
Technology	65	65	399	89	118	93	99	385
Capital Services	561	569	2,390	617	617	587	570	2,227
Total (1)	$2,696	$2,668	$10,868	$2,769	$2,819	$2,643	$2,637	$11,134

Percentage of Total Revenue
Engineering & Construction (2)	57%	57%	52%	55%	51%	51%	50%	52%
Fabrication Services (2)	20%	19%	22%	20%	23%	23%	24%	25%
Technology (2)	2%	3%	4%	3%	4%	4%	4%	3%
Capital Services (2)	21%	21%	22%	22%	22%	22%	22%	20%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Revenue By Geography
U.S. (2)	70%	70%	60%	—	—	—	—	—
Other (2)	30%	30%	40%	—	—	—	—	—
Total	100%	100%	100%	—	—	—	—	—

Income from Operations
Engineering & Construction (1)(3)	$96	$112	$415	$112	$107	$105	$91	$367
Fabrication Services	67	38	225	56	61	56	52	274
Technology	23	26	151	34	32	37	48	148
Capital Services	17	12	74	25	24	15	10	81
Total (1)(3)(4)	$202	$188	$866	$227	$225	$212	$201	$870

Percentage of Revenue
Engineering & Construction (1)(3)	6.2%	7.4%	7.4%	7.4%	7.4%	7.7%	6.8%	6.3%
Fabrication Services	12.7%	7.4%	9.2%	10.0%	9.6%	9.2%	8.2%	10.0%
Technology	35.8%	40.7%	37.8%	38.6%	27.0%	39.5%	48.3%	38.4%
Capital Services	2.9%	2.0%	3.1%	4.1%	3.9%	2.6%	1.7%	3.7%
Total (1)(3)(4)	7.5%	7.0%	8.0%	8.2%	8.0%	8.0%	7.6%	7.8%
(1) Amounts for 2015 and 2014 have been adjusted to exclude the results of the Company’s nuclear construction business sold on December 31, 2015.
(2) Percentages of the total for 2015 and 2014 have been adjusted to reflect the exclusion of the Company’s nuclear construction business sold on December 31, 2015.
(3) Amounts for 2015 have been adjusted to exclude the charges related to the December 31, 2015, disposition of the Company’s nuclear construction business.
(4) Amounts for 2014 have been adjusted to exclude integration related costs.

CB&I Quarterly Financial Summary Q2 2016
Operating Group Highlights -- New Awards and Backlog, Adjusted as indicated below

	2016		2015					2014
	Q2	Q1	FY	Q4	Q3	Q2	Q1	FY
New Awards
Engineering & Construction (1)	$963	$323	$6,037	$1,779	$2,324	$731	$1,204	$8,669
Fabrication Services	253	374	3,107	494	841	845	927	2,423
Technology	108	84	578	322	98	81	77	387
Capital Services	435	417	2,745	660	654	613	817	3,354
Total (1)	$1,759	$1,197	$12,466	$3,254	$3,916	$2,270	$3,026	$14,833

Percentage of Total New Awards
Engineering & Construction (2)	55%	27%	48%	55%	60%	32%	40%	58%
Fabrication Services (2)	14%	31%	25%	15%	21%	37%	31%	16%
Technology (2)	6%	7%	5%	10%	2%	4%	2%	3%
Capital Services (2)	25%	35%	22%	20%	17%	27%	27%	23%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Backlog
Engineering & Construction (3)	$11,160	$11,750	$12,893	$12,893	$12,420	$11,727	$12,253	$12,530
Fabrication Services	2,607	3,000	3,107	3,107	3,393	3,221	3,015	2,829
Technology	977	963	963	963	512	542	608	653
Capital Services	4,893	5,450	5,681	5,681	5,818	5,739	5,864	5,597
Total (3)	$19,636	$21,163	$22,644	$22,644	$22,143	$21,229	$21,740	$21,609

Percentage of Total Backlog
Engineering & Construction (2)	57%	55%	57%	57%	56%	55%	56%	58%
Fabrication Services (2)	13%	14%	14%	14%	16%	15%	14%	13%
Technology (2)	5%	5%	4%	4%	2%	3%	3%	3%
Capital Services (2)	25%	26%	25%	25%	26%	27%	27%	26%
Total	100%	100%	100%	100%	100%	100%	100%	100%

Backlog By Contract Type
Fixed Price, Hybrid & Unit Price	70%	70%	70%	—	—	—	—	—
Reimbursable	30%	30%	30%	—	—	—	—	—
Total	100%	100%	100%	—	—	—	—	—

Backlog By Geography
U.S.	80%	80%	80%	—	—	—	—	—
Other	20%	20%	20%	—	—	—	—	—
Total	100%	100%	100%	—	—	—	—	—

(1)	Amounts for 2015 and 2014 have been adjusted to exclude the results of the Company’s nuclear construction business sold on December 31, 2015.

(2)	Percentages of the total for 2015 and 2014 have been adjusted to reflect the exclusion of the Company’s nuclear construction business sold on December 31, 2015.

(3)	Amounts for Q1-Q3 2015 and 2014 have been adjusted to exclude the results of the Company’s nuclear construction business sold on December 31, 2015.

CB&I Quarterly Financial Summary Q2 2016
Consolidated -- Reconciliation of Non-GAAP Supplemental Information to GAAP Information

	(amounts adjusted to exclude the results of the nuclear construction business and charges related to the disposition of those operations)
	Q1 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$3,126	$—	$(488)	$2,637
Income from operations	$247	$—	$(46)	$201
Net income attributable to CB&I	$132	$—	$(28)	$104
Net income attributable to CB&I per share (diluted) (2)	$1.21	$—	$(0.25)	$0.96
New Awards	$3,031	$—	$(5)	$3,026
Backlog	$29,934	$—	$(8,194)	$21,740
Cash Flows from Operating Activities	$(290)	$—	$304	$14
	Q2 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$3,207	$—	$(564)	$2,643
Income from operations	$284	$—	$(72)	$212
Net income attributable to CB&I	$170	$—	$(44)	$126
Net income attributable to CB&I per share (diluted) (2)	$1.55	$—	$(0.40)	$1.15
New Awards	$2,845	$—	$(575)	$2,270
Backlog	$29,433	$—	$(8,204)	$21,229
Cash Flows from Operating Activities	$95	$—	$271	$366
	Q3 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$3,322	$—	$(503)	$2,819
(Loss) income from operations	$(890)	$1,160	$(46)	$225
Net (loss) income attributable to CB&I	$(740)	$904	$(28)	$136
Net (loss) income attributable to CB&I per share (diluted) (3)	$(7.02)	$8.56	$(0.26)	$1.28
New Awards	$4,000	$—	$(84)	$3,916
Backlog	$29,929	$—	$(7,786)	$22,143
Cash Flows from Operating Activities	$21	$—	$306	$327
	Q4 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$3,275	$—	$(506)	$2,769
(Loss) income from operations	$(66)	$345	$(52)	$227
Net (loss) income attributable to CB&I	$(66)	$231	$(32)	$133
Net (loss) income attributable to CB&I per share (diluted) (3)	$(0.63)	$2.19	$(0.30)	$1.26
New Awards	$3,262	$—	$(8)	$3,254
Backlog	$22,644	$—	$—	$22,644
Cash Flows from Operating Activities	$117	$—	$253	$370
(1),(2),(3) See footnotes on the following page 6.

CB&I Quarterly Financial Summary Q2 2016
Consolidated -- Reconciliation of Non-GAAP Supplemental Information to GAAP Information

	(amounts adjusted to exclude the results of the nuclear construction business and charges related to the disposition of those operations)
	FY 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$12,930	$—	$(2,061)	$10,868
(Loss) income from operations	$(425)	$1,506	$(215)	$866
Net (loss) income attributable to CB&I	$(504)	$1,135	$(131)	$499
Net (loss) income attributable to CB&I per share (diluted) (3)	$(4.72)	$10.58	$(1.22)	$4.64
New Awards	$13,139	$—	$(672)	$12,466
Backlog	$22,644	$—	$—	$22,644
Cash Flows from Operating Activities	$(56)	$—	$1,133	$1,077

	(amounts adjusted to exclude the results of the nuclear construction business and integration related costs)
	FY 2014 (1)
	As Reported	Integration Related Costs	Removal of Divested Business	Excluding Divested Business
Revenue	$12,975	$—	$(1,841)	$11,134
Income from operations	$983	$40	$(152)	$870
Net income attributable to CB&I	$544	$25	$(93)	$476
Net income attributable to CB&I per share (diluted) (4)	$4.98	$0.23	$(0.85)	$4.36
New Awards	$16,265	$—	$(1,432)	$14,833
Backlog	$30,363	$—	$(8,754)	$21,609
Cash Flows from Operating Activities	$264	$25	$1,013	$1,302

(1)
The summary unaudited adjusted financial information presented in the tables above is for illustrative purposes only and is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I’s consolidated financial position or results of operations actually would have been assuming the transaction was completed on January 1, 2014, or January 1, 2015, and does not purport to represent CB&I’s consolidated financial position or results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the years ended December 31, 2014, and 2015, and CB&I’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015.

(2)	The unadjusted and adjusted per share amounts for the three months ended March 31, 2015, and June 30, 2015, are based upon diluted weighted average shares of 109,261 and 109,533, respectively.

(3)
The unadjusted per share amounts for the three months ended September 30, 2015, and December 31, 2015, and twelve months ended December 31, 2015, are based upon diluted weighted average shares that are equivalent to CB&I's basic weighted average shares of 105,454, 104,763 and 106,766, respectively, due to the net loss for the periods, and the adjusted per share amounts are based upon diluted weighted average shares of 106,322, 105,926 and 107,719, respectively.

(4)	The unadjusted and adjusted per share amounts for the twelve months ended December 31, 2014, are based upon diluted weighted average shares of 109,122.

CB&I Quarterly Financial Summary Q2 2016
Engineering & Construction -- Reconciliation of Non-GAAP Supplemental Information to GAAP Information

	(amounts adjusted to exclude the results of the nuclear construction business and charges related to the disposition of those operations)
	Q1 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$1,819	$—	$(488)	$1,330
Income from operations	$136	$—	$(46)	$91
Income from operations (% of revenue)	7.5%	—%	—%	6.8%
New Awards	$1,209	$—	$(5)	$1,204
Backlog	$20,447	$—	$(8,194)	$12,253
	Q2 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$1,916	$—	$(564)	$1,352
Income from operations	$176	$—	$(72)	$105
Income from operations (% of revenue)	9.2%	—%	—%	7.7%
New Awards	$1,306	$—	$(575)	$731
Backlog	$19,931	$—	$(8,204)	$11,727
	Q3 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$1,946	$—	$(503)	$1,444
(Loss) income from operations	$(1,007)	$1,160	$(46)	$107
(Loss) income from operations (% of revenue)	(51.8)%	—%	—%	7.4%
New Awards	$2,408	$—	$(84)	$2,324
Backlog	$20,206	$—	$(7,786)	$12,420
	Q4 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$2,017	$—	$(506)	$1,511
(Loss) income from operations	$(181)	$345	$(52)	$112
(Loss) income from operations (% of revenue)	(9.0)%	—%	—%	7.4%
New Awards	$1,787	$—	$(8)	$1,779
Backlog	$12,893	$—	$—	$12,893

(1)	See footnote on the following page 8.

CB&I Quarterly Financial Summary Q2 2016
Engineering & Construction -- Reconciliation of Non-GAAP Supplemental Information to GAAP Information

	(amounts adjusted to exclude the results of the nuclear construction business and charges related to those operations)
	FY 2015 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$7,698	$—	$(2,061)	$5,637
(Loss) income from operations	$(875)	$1,506	$(215)	$415
(Loss) income from operations (% of revenue)	(11.4)%	—%	—%	7.4%
New Awards	$6,710	$—	$(672)	$6,037
Backlog	$12,893	$—	$—	$12,893
	FY 2014 (1)
	As Reported	Disposition Charges	Removal of Divested Business	Excluding Divested Business
Revenue	$7,623	$—	$(1,841)	$5,782
Income from operations	$519	$—	$(152)	$367
Income from operations (% of revenue)	6.8%	—%	—%	6.3%
New Awards	$10,101	$—	$(1,432)	$8,669
Backlog	$21,284	$—	$(8,754)	$12,530

(1)
The summary unaudited adjusted financial information presented in the tables above is for illustrative purposes only and is based on assumptions and estimates considered appropriate by CB&I management; however, it is not necessarily indicative of what CB&I’s Engineering & Construction operating group results of operations actually would have been assuming the transaction was completed on January 1, 2014, or January 1, 2015, and does not purport to represent CB&I’s Engineering & Construction operating group results of operations for future periods. The above should be read together with the historical financial statements, including the related notes thereto, included in CB&I’s Annual Report on Form 10-K for the years ended December 31, 2014, and 2015, and CB&I’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015.